COMMONWEALTH INTERNATIONAL SERIES TRUST

Commonwealth Japan Fund
Commonwealth Australia/New Zealand Fund
Commonwealth Global Fund
Commonwealth Real Estate Securities Fund
(collectively, the “Funds”)

Supplement dated September 15, 2010 to the Prospectus
and Statement of Additional Information each dated March 1, 2010

          The Board of Trustees of the Commonwealth International Series Trust (the “Trust”) has approved a Distribution Agreement between the Trust, on behalf of the Funds, and UMB Distribution Services, LLC (“UMBDS”). UMBDS is located at 803 W. Michigan Street, Milwaukee, WI 53233. Effective September 15, 2010, UMBDS will serve as the principal underwriter to each of the Funds. As such, the term “Distributor” as used in the Prospectus and Statement of Additional Information now refers to UMBDS.

          This supplement and the Prospectus and Statement of Additional Information each dated March 1, 2010 provide the information a prospective investor should know before investing and should be retained for future reference.